SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K


                    Current Report Pursuant
                 to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Earliest Event Reported:  July 27, 1995


                         BRUNO'S, INC.
     (Exact Name of Registrant as Specified in its Charter)


                             Alabama
         (State or Other Jurisdiction of Incorporation)


                    0-6544                       63-0411801
(Commission File Number)    (I.R.S. Employer Identification No.)


                     800 Lakeshore Parkway
                    Birmingham, Alabama 35211
        (Address of Principal Executive Offices/Zip Code)

                         (205) 940-9400
                 (Registrant's Telephone Number)

Item 7.  Financial Statements and Exhibits.

     Bruno's, Inc. announced on July 27, 1995, unaudited fourth quarter and fiscal 1995 sales, gross margin, and earnings before net interest expense, income taxes, depreciation and amortization results. Press release attached as Exhibit 10.1.

     Exhibits.

          10.1 Press release of July 27, 1995.

                            Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: July 28, 1995

                         BRUNO'S, INC.


                         By: /s/ Glenn J. Griffin
                             Glenn J. Griffin, Senior
                             Vice President and Chief
                             Financial Officer